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                                                                  EXHIBIT 10(ll)

                    FIFTH AMENDMENT TO FORBEARANCE AGREEMENT


         FIFTH AMENDMENT TO FORBEARANCE AGREEMENT dated as of June 20, 2001 by and among HISTORIC PRESERVATION PROPERTIES 1989 LIMITED PARTNERSHIP, A Delaware limited partnership ("HPP"), and EAST BANK ANGEL JOINT VENTURE, an Oregon general partnership (the "Developer").

                                    RECITALS

         A. HPP and the Developer are the partners of the Portland Lofts Associates Limited Partnership, a Delaware limited partnership, pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of August 30, 1989 (the "Partnership Agreement").

         B. The parties entered into a Forbearance Agreement, dated as of July 1, 1997, clarifying their understanding regarding certain provisions of the Partnership Agreement and amending the Partnership Agreement as set forth in the Forbearance Agreement.

         C. The parties entered into the First Amendment to Forbearance Agreement, dated as of June 21, 2000, the Second Amendment to Forbearance Agreement, dated as of September 27, 2000, the Third Amendment to Forbearance Agreement, dated as of December 18, 2000, and the Fourth Amendment to Forbearance Agreement, dated as of March 20, 2001, all amending the Forbearance Agreement.

         D. The parties desire to amend the Forbearance Agreement again as set forth below.

         E. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Partnership Agreement.


         NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, the parties agree to amend the Forbearance Agreement and Partnership Agreement as follows:

         1. The parties acknowledge and ratify the provisions of Section 5.12 of the Partnership Agreement, as amended by the Forbearance Agreement, subject to the changes described herein.

         2. Provided that HPP receives distributions of no less than $13,000 per month, HPP agrees that it will forbear its right to exercise its Put Right until October 1, 2001.

         3. In all other respects, the provisions of the Partnership Agreement, including, without limitation, Section 5.12 as modified by the Forbearance Agreement and herein, and Section 9.09 are hereby ratified and confirmed.


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         IN WITNESS WHEREOF, the Partners have executed this Amendment as of the date first above written.


                                      HISTORIC PRESERVATION PROPERTIES 1989
                                      LIMITED PARTNERSHIP

                                      By: Boston Historic Partners Limited
                                          Partnership, General Partner

                                          By: Portfolio Advisory Services, Inc.,
                                              General Partner

                                              By:
                                                 -------------------------------
                                                 Terrence P. Sullivan, President

                                          and

                                          By:
                                              ----------------------------------
                                              Terrence P. Sullivan,
                                              General Partner


                                      EAST BANK ANGEL JOINT VENTURE

                                      By:
                                         ---------------------------------------
                                         Joseph W. Angel, Partner

                                      and

                                      By: PACIFIC STAR CORPORATION, Partner

                                          By:
                                             -----------------------------------
                                             Joseph W. Angel, President